UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)    September 21, 2005
                                                ______________________________


            Prudential Bancorp, Inc. of Pennsylvania
______________________________________________________________________________
     (Exact name of registrant as specified in its charter)



      Pennsylvania                  000-51214                     68-0593604
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)


1834 Oregon Avenue, Philadelphia, Pennsylvania                      19145
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code    (215)  755-1500
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Principal Officers;  Election
          of Directors; Appointment of Principal Officers
          -------------------------------------------------------

     On September 21, 2005, the Board of Directors of Prudential Bancorp, Inc. of Pennsylvania (the "Company") approved an increase in the size of the Company's board from five to six members. In addition, on September 21, 2005, the Company's Board of Directors elected Messrs. A. J. Fanelli and Francis V. Mulcahy as directors to fill the vacancy created by the increase in the number of members as well as the vacancy left as a result of Mr. Carl Santoro's death.

     Mr. Fanelli was a self-employed owner of a public accounting practice in Philadelphia, Pennsylvania. Mr. Fanelli will serve on the Audit Committee and Finance Committee (which serves as the Company's compensation committee) of the Board of the Company. Mr. Mulcahy is a residential real estate appraiser specializing in residential real estate appraisals for mortgage companies, banks and attorneys. Mr. Mulcahy will also serve on the Company's Finance Committee.

     Reference is also made to the Company's press release, dated
September 23, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  The following exhibit is included with this Report:


          Exhibit No.    Description
          -----------    ------------------------------------------

          99.1           Press Release, dated September 23, 2005
















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA


                         By:  /s/Thomas A. Vento
                              --------------------------------
                              Name:   Thomas A. Vento
                              Title:  President and Chief Executive Officer

Date: September 23, 2005






























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